COMMON STOCK                                       COMMON STOCK
       NUMBER                                              SHARES
        USFS

                              THINKING TOOLS, INC.


INCORPORATED UNDER THE LAWS
  OF THE STATE OF DELAWARE                              CUSIP 884098 10 4

This Certifies that






is the record holder of

            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                         $.001 PAR VALUE PER SHARE, OF

                              THINKING TOOLS, INC.

("the Corporation"), subject to the provisions of the Certificate of Incorporation and By-Laws of the Corporation and transferable only on the books of the Corporation by the holder thereof, in person or by attorney upon surrender of this Certificate properly endorsed.

     The Corporation will furnish without charge to each shareholder who so requests a full statement of the designations, relative rights, preferences and limitations of the shares of each class of stock which the Corporation is authorized to issue, of the designations, relative rights, preferences and limitations of each series of preferred stock which the Corporation is authorized to issue so far as such terms have been fixed, and of the authority of the Board of Directors of the Corporation to designate and fix the relative rights, preferences and limitations of any series of preferred stock which the Corporation is authorized to issue.

     This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile Seal of the Corporation and the facsimile signatures of its authorized officers.

   Dated:



                              THINKING TOOLS, INC..
                                   CORPORATE
                                      SEAL
                                      1996
                                    DELAWARE
                                       *

          PRESIDENT                                                   TREASURER

COUNTERSIGNED AND REGISTERED:
              CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                 TRANSFER AGENT
                                  AND REGISTRAR

BY:



                                                           AUTHORIZED SIGNATURE

     The Corporation is authorized to issue more than one class of series of stock. Upon written request the Corporation will furnish without charge to each stockholder a copy of the powers, designations, preferences, and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request may be made to the Corporation or the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common                UNIF GIFT MIN ACT-- __________ Custodian ________
     TEN ENT -- as tenants by the entireties                            (Cust)             (Minor)
     JT TEN  -- as joint tenants with right of                          under Uniform Gifts to Minors
                survivorship and not as tenants                         Act _________________________
                in common                                                           (State)


    Additional abbreviations may also be used though not in the above list.

    For value received, _______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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________________________________________________________________________ shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________________________

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________________




                        -------------------------------------------------------
                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                        THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.




Signature(s) Guaranteed:


-----------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.